SSGA Active Trust

State Street® Fixed Income Sector Rotation ETF

(the “Fund”)

Supplement dated June 29, 2026 to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated October 31, 2025, as may be supplemented from time to time

The following supersedes and replaces the Supplement dated April 24, 2026

As previously communicated, the Fund’s investment objective, principal investment strategy, portfolio management team and principal consideration for creations and redemptions are changing. Accordingly, effective immediately:

1.	The “INVESTMENT OBJECTIVE” section on page 64 of the Prospectus and page 1 of the Summary Prospectus is deleted and replaced with the following:

The State Street Fixed Income Sector Rotation ETF (the “Fund”) seeks to maximize risk-adjusted return and provide current income.

2.	“THE FUND’S PRINCIPAL INVESTMENT STRATEGY” section beginning on page 64 of the Prospectus and page 1 of the Summary Prospectus is deleted and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) directly, or indirectly through underlying exchange-traded funds (“ETFs”), in fixed income securities. In particular, the Fund primarily allocates its assets among ETFs that each focus on one or more of the following sectors of the fixed income market: (i) securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored corporations; (ii) inflation protected public obligations of the U.S. Treasury; (iii) U.S. corporate securities; (iv) U.S. mortgage-backed securities; (v) high yield securities (commonly known as “junk” bonds); (vi) international government and corporate securities, including emerging markets; (vii) first lien senior secured floating rate bank loans; (viii) floating and variable rate securities; (ix) asset-backed securities; and (x) cash equivalents (i.e., securities maturing in less than one year) (each, a “Fixed Income Sector” and collectively, the “Fixed Income Sectors”). The Fund may also invest directly in fixed income securities within any of the Fixed Income Sectors.

SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), the Fund’s investment adviser, allocates the Fund’s assets based on a risk-aware, top-down approach to construct a portfolio that seeks to overweight the Fund’s exposure to the most attractive Fixed Income Sectors. The Adviser develops long-term structural and intermediate cyclical views to establish the Fund’s asset allocation through analyzing macroeconomic factors, financial conditions, and industry and sector trends. The Fund may invest in individual fixed income securities to increase the Fund’s exposure to the issuers of such securities and for risk management purposes. Individual fixed income securities are identified through rigorous fundamental research including financial analysis of cash flows, capital structure, industry and issuer-specific fundamentals, and relative value assessment. It is possible the Fund may not have exposure to all Fixed Income Sectors at all times.

The Fund may invest in ETFs that pay fees to the Adviser and its affiliates for management, marketing or other services. The Fund or ETFs in which the Fund invests may use derivative instruments (primarily forward and futures contracts; interest rate, credit default, and total return swaps; and options) to hedge currency exposure and manage yield, interest rate exposure (also known as duration), and credit quality exposure. In addition, the Fund may invest in cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds, including money market funds advised by the Adviser.

3.

In the “PRINCIPAL RISKS OF INVESTING IN THE FUND” section beginning on page 65 of the Prospectus and page 2 of the Summary Prospectus, (i) the “Modeling Risk” discussion is removed and (ii) the following discussions are added:

Cash Transaction Risk: The Fund may sell portfolio securities to meet some or all of a redemption request with cash. In such cases, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Forward Contracts Risk: A forward contract is a private, customizable agreement to buy or sell a specified currency, security or instrument at a future date at a price set at the time of the contract. Forward contracts settle at the end of the agreement and trade over-the-counter. The risks of forward contracts include, but are not limited to: (1) the success of the Adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) imperfect or no correlation between the changes in market value of the currencies or securities and the prices of such contracts; and (3) the risk that the counterparty will default on its obligations.

Repurchase Agreement Risk: Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. Repurchase agreements may be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. If the Fund’s counterparty should default on its obligations and the Fund is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, the Fund may realize a loss.

4.

The risk chart within the “ADDITIONAL RISK INFORMATION” section of the Prospectus is updated to reflect that (i) “Cash Transaction Risk,” “Forward Contracts Risk” and “Repurchase Agreement Risk” are principal risks of the Fund and (ii) “Modeling Risk” is no longer a principal risk of the Fund.

5.	The first paragraph in the section entitled “PURCHASE AND SALE INFORMATION” on page 70 of the Prospectus and page 7 of the Summary Prospectus is deleted and replaced with the following:

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash. Creation Unit transactions may be conducted in exchange for cash only, which may cause the Fund to recognize capital gains and to pay out higher annual capital gain distributions to shareholders than if such transactions had been conducted in-kind.

6.	The information for the Fund in the table under the “PURCHASE AND REDEMPTION OF CREATION UNITS” section on page 130 of the SAI is deleted and replaced with the following:

FUND	CREATION	REDEMPTION
State Street Fixed Income Sector Rotation ETF	In-Kind/Cash	In-Kind/Cash

7.	All references to Michael Martel, Jeremiah Holly and Leo Law as portfolio managers of the Fund are deleted.

8.	The “PORTFOLIO MANAGERS” section for the Fund on page 70 of the Prospectus and beginning on page 6 of the Summary Prospectus is deleted and replaced with the following:

The professionals primarily responsible for the day-to-day management of the Fund are Matthew Nest, James Palmieri and Barry McAndrew. Barry McAndrew is an employee of State Street Global Advisors Europe Limited (“SSGA Europe LTD”), an affiliate of the Adviser, and provides portfolio management services through a personnel-sharing arrangement between the Adviser and SSGA Europe LTD.

Matthew Nest, CFA, is a Senior Managing Director of the Adviser and the Global Head of Active Fixed Income and Liquidity Solutions. He joined the Adviser in 2016.

James Palmieri, CFA, is a Managing Director of State Street Investment Management, and a Senior Portfolio Manager and Head of Structured Credit for the Adviser’s Fundamental Active Fixed Income Team. He joined the Adviser in 2016 through the acquisition of GE Asset Management Incorporated (“GEAM”) by the ultimate parent company of State Street Investment Management.

Barry McAndrew CFA, is a Vice President of State Street Investment Management, and a Senior Portfolio Manager on SSGA Europe LTD’s Fundamental Active Fixed Income Team. He joined the SSGA Europe LTD in 2011 through the acquisition of Bank of Ireland Asset Management by the ultimate parent company of State Street Investment Management..

9.	The biographical information for Leo Law on page 149 of the Prospectus is deleted and replaced with the following:

Matthew Nest, CFA, is a Senior Managing Director of State Street Investment Management and the Global Head of Active Fixed Income and Liquidity Solutions. In this capacity, he is responsible for global active rates, investment grade credit, multi-sector portfolio solutions, insurance, cash, currency, municipal, and structured credit strategies. Prior to joining State Street Investment Management in 2016, Mr. Nest spent sixteen years at PIMCO in a number of functions including portfolio management, strategy and business development. He has worked in the U.S., Sydney, Singapore and Hong Kong. He started his career at Bank of America and has been working in the investment industry since 1999. Mr. Nest has a Bachelor of Science in Economics from Arizona State University and a Master of Business Administration from the University of Chicago’s Booth School of Business. He earned the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute.

Barry McAndrew, CFA, is a Vice President of State Street Investment Management, and a Senior Portfolio Manager on SSGA Europe LTD’s Fundamental Active Fixed Income Team. He joined the State Street Investment Management Active Fixed Income Team in 2011 as part of State Street Investment Management’s acquisition of Bank of Ireland Asset Management (BIAM), where he was the Portfolio Manager for BIAMs three award winning Liquidity funds. Prior to this Mr. McAndrew was a market risk manager for two of BIAMs total return funds. He is currently responsible for the generation of active investment strategies on sovereign and credit funds. During his time with State Street Investment Management, Mr. McAndrews has managed a diverse range of risk on emerging and developed market sovereign, corporate, money market and other sectors. He graduated with a BA (Hons) degree in Economics and Business from Trinity College Dublin, and has earned the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute.

10.

The following is added to the “INVESTMENT ADVISER” discussion in the “MANAGEMENT” section beginning on page 145 of the Prospectus and “THE INVESTMENT ADVISER” discussion in the “INVESTMENT ADVISORY AND OTHER SERVICES” section beginning on page 65 of the SAI:

Participating Affiliate. The Adviser has entered into a personnel-sharing arrangement with SSGA Europe LTD, an affiliate of the Adviser. SSGA Europe LTD is an indirect wholly-owned subsidiary of State Street Global Advisors, Inc. (“SSGA, Inc.”). SSGA, Inc. is a wholly-owned subsidiary of State Street Corporation. Pursuant to the personnel-sharing arrangement, certain employees of SSGA Europe LTD, as a “participating affiliate,” serve as “associated persons” of the Adviser, and, in this capacity, are subject to the oversight of the Adviser and its Chief Compliance Officer.

These associated persons may, on behalf of the Adviser, provide discretionary investment management services (including portfolio management and trading services), research and related services to the State Street Fixed Income Sector Rotation ETF in accordance with the investment objective, policies and limitations set forth in the prospectus and SAI. Unlike the Adviser, SSGA Europe LTD is not registered as an investment adviser with the SEC. The personnel-sharing arrangement is based on no-action letters of the staff of the SEC that permit SEC-registered investment advisers to rely on and use the resources of advisory affiliates, subject to certain conditions. As of December 31, 2025, SSGA Europe LTD managed approximately $5.24 billion in assets. SSGA Europe LTD’s principal business address is 78 Sir John Rogerson’s Quay, Dublin.

11.	The information with respect to the Fund in the “Portfolio Managers” table on page 69 of the SAI is deleted and replaced with the following:

Portfolio Management Team	Fund
Matthew Nest, James Palmieri, and Barry McAndrew[1]	State Street Fixed Income Sector Rotation ETF

[1]	Portfolio manager is an employee of SSGA Europe LTD and provides portfolio management services to the Fund through a personnel-sharing arrangement between the Adviser and SSGA Europe LTD.

12.	The information for Leo Law in the “Other Accounts Managed as of June 30, 2025” table on page 69 of the SAI is deleted and replaced with the following:

Portfolio Manager	Registered Investment Company Accounts		Assets Managed (billions)	Other Pooled Investment Vehicle Accounts		Assets Managed (billions)	Other Accounts		Assets Managed (billions)	Total Assets Managed (billions)
Matthew Nest†	29	††	$3.34	3	††	$0.81	20	††	$12.64	$16.79
Barry McAndrew†	29	††	$3.34	3	††	$0.81	20	††	$12.64	$16.79

†	Information for Mr. Nest and Mr. McAndrew is provided as of March 31, 2026
††	Includes 0 accounts with performance-based fees.

13.	The following is added below the “Dollar Range of Trust Shares Beneficially Owned” table on page 70 of the SAI:

As of March 31, 2026, Mr. Nest and Mr. McAndrew did not beneficially own any shares of the State Street Fixed Income Sector Rotation ETF.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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